                                                                   EXHIBIT 10.69


                      [LYON CREDIT CORPORATION LETTERHEAD]

December 15, 1998                                A Subsidiary of Credit Lyonnais


Mr. Alan Redhead
President
CALIFORNIA BEACH RESTAURANTS, INC.
17383 Sunset Boulevard, Suite 140
Pacific Palisades, CA 90272


RE: LOAN PROPOSAL


Dear Alan:

Lyon Credit Corporation ("Lender") is pleased to present to California Beach Restaurants, Inc. ("Borrower") the below outlined loan proposal. The terms and conditions of our proposal are as follows:

- TRANSACTION:          The transaction shall be structured under a Master Loan
                        & Security Agreement ("Agreement"). The Agreement will allow for multiple fundings documented as separate schedules to the Agreement, with minimum takedowns of $500,000.

- LENDER:               Lyon Credit Corporation

- BORROWER:             CALIFORNIA BEACH RESTAURANTS, INC.

- LOAN AMOUNT:          $1,500,000

- COLLATERAL:           Borrower shall grant to LCC a first priority security
                        interest (blanket UCC-1 filing) in the following property (the "Equipment"): Various new furniture, fixtures and equipment located at Borrower's
                        Gladstone's 4 Fish Restaurant; (detailed list to be compiled later), including together with all parts, accessories, attachments, substitutions, repairs, improvements and replacements and any and all rights thereunder and proceeds there of, including without limitation insurance proceeds.

- RATE:                 8.33%

Loan Proposal
December 15, 1998
Page Two

o  LOAN EXPIRATION: March 31, 1999.

o INTEREST RATE/INDEX: (Fixed upon loan commencement). The interest rate to be used will be based upon an index prior to funding the Transaction. Such index to be the yield-to-maturity of the five (5) year Treasury Note as published in the Wall Street Journal and an Adder. For purposes of this proposal, the REFERENCE YIELD IS 4.33% AND THE ADDER IS 400 BASIS POINTS. The yield-to-maturity of the Reference Yield in effect on the day prior to any Transaction funding will be the yield used along with the Adder to determine the applicable interest rate on any promissory note.

o  LOAN AMORTIZATION: The Loan, shall be fully amortized over a term of sixty
   (60) months, to be paid in equal monthly payments, in arrears.

o TRANSACTION COSTS: Borrower agrees that all transaction costs including all appraisals, legal, recording, filing and other expenses related to the Transaction will be for the account of Borrower, such expenses not to exceed $2,000.00 without the prior written approval of Borrower.

o PRE-PAYMENT: Year 1, 5%; Year 2, 4%; Year 3, 3%; Year 4, 2%; Year 5, 1%, of outstanding principal.

o MISCELLANEOUS: Prior to funding the Transaction, Lender will need evidence of the following: 1) that Borrower or Guarantor has successfully received an equity contribution satisfactory to Lender in a minimum amount of $1.5 million and 2) that no letter of credit requirement will exist under the existing Concession Agreement between Borrower and the County of Los Angeles.

o INSURANCE: Prior to any funding, Borrower must provide Lender, at Borrower's expense, satisfactory evidence of insurance (as to amount, terms and insurer) covering Collateral against all risks of physical damage with Lender named as loss payee. Such insurance shall provide for a minimum of 30 days notice prior to cancellation or any material change.

o PROGRESS PAYMENTS: Lender shall advance funds in partial payment of equipment upon Borrower's execution of appropriate documentation. Progress Payments shall be payable on a monthly basis and will be based on Prime Lending Rate, as published in The Wall Street Journal, plus 1%.

o EXPIRATION: This proposal and all of its terms shall expire on December 31, 1998, if Lender has not received your acceptance hereof by such date.

Loan Proposal
December 15, 1998
Page Three


o PROPOSAL FEE: By signing below, Borrower acknowledges the terms and conditions of this proposal and agrees to pay a Proposal Fee of $15,000.00. Upon receipt of the executed proposal letter and accompanying Proposal Fee, Lender shall commence the investment approval process. The Proposal Fee will be refundable to Borrower less all applicable Transaction Costs within 30 days of either the latter of the last funding on this Transaction or upon Loan Expiration.

In the event that this Transaction is not approved by Lender, the Proposal Fee will be refunded to Borrower less applicable Transaction Costs. If this Transaction is approved and any portion of its is not funded by Lender by Loan Expiration, a portion of the Proposal Fee will be deemed as earned by Lender on a pro-rated basis. For purposes of calculation, the amount(s) funded under the various note(s) shall be the numerator and the loan approval amount stated in Lender's approval letter shall be the denominator. The resulting percentage amount shall be multiplied by the total Proposal Fee to calculate the amount of the Proposal Fee to be refunded to Borrower (less applicable transaction expenses). Any remaining balance shall be deemed as earned by Lender.

This proposal is based upon final acceptance from Lender's executive committee. Approval by Lender's executive committee will be evidenced by issuance of an approval letter covering the Transaction. Any such approval shall be subject to the completion of documentation as Lender may, in its sole discretion, require and the occurrence of no material adverse change in business, financial condition or prospects of Borrower or Guarantor.

Alan, I look forward to hearing from your regarding the above stated proposal. Please do not hesitate to call with any additional questions which you may have at (949) 477-5550.

Sincerely,                              AGREED TO AND ACCEPTED BY:
Lyon Credit Corporation                 CALIFORNIA BEACH RESTAURANTS, INC.

/s/ JOHN D. WHEELING                    By: /s/ SAM CHILAKOS
---------------------------------          ----------------------------------
John S. Wheeling
Account Officer                         Title: Vice President, Finance
                                               ------------------------------

                                        Date: December 22, 1998
                                              -------------------------------

                      [LYON CREDIT CORPORATION LETTERHEAD]


February 1, 1999





Alan Redhead
President
California Beach Restaurants, Inc.
17383 Sunset Boulevard, Suite 140
Pacific Palisades, CA 90272


Subject: Loan Commitment -- $1,200,000


Dear Mr. Redhead:

Lyon Credit Corporation ("LCC") ("Lender") has approved a loan request for California Beach Restaurants, Inc. ("Borrower"), substantially as outlined in its Loan Proposal dated December 15, 1998, subject to the following additional terms and conditions.

1.   Loan Amount -- $1,200,000.
2.   UCC Search.
3.   Insurance.
4. Copy of Borrower's executed Concession/Lease Agreement with the County of Los Angeles prior to funding.
5. Final signed copy of Borrower's term sheet on the Convertible Subordinated Note Offering for a minimum of $1.5 million prior to any funding.
6. Certification from Borrower's CFO or President, prior to any fundings, that the "net worth test" as defined in the Concession Lease Agreement has been satisfied.
7.   Collateral inspection.
8.   Landlord Waiver.
9.   Fixture Filing.

If you have any questions concerning this approval, please call me at (714) 477-5540.


Sincerely,


/s/ RAYMOND A. ORPHAN
    -------------------------------
    Raymond A. Orphan
    Vice President

                                 PROMISSORY NOTE

$821,564.75                                                       April 27, 1999


     THIS PROMISSORY NOTE is executed and delivered effective as of the date written above by the undersigned (collectively, the "Maker") to LYON CREDIT CORPORATION, a Delaware corporation ("Holder").

     1. LOAN. FOR VALUE RECEIVED, the Maker promises to pay to Holder, or order, the principal sum of EIGHT HUNDRED TWENTY ONE THOUSAND FIVE HUNDRED SIXTY FOUR AND 75/100 ($ 821,564.75 ), with interest on all unpaid principal from the date such principal sum is disbursed to or on behalf of Maker by Holder, at the rate of ONE percent ( 1.0 %) plus the prime lending rate published in The Wall Street Journal until maturity.

     2. DEMAND. This note shall be due and payable, in full, upon demand by Holder. Payment shall include all principal together with all interest accrued thereon.

     3. PAYMENTS. Payment shall be applied first to interest and the remainder to principal. Principal and interest shall be paid in lawful money of the United States of America. Payments shall be made at 1266 East Main Street, Stamford, Connecticut, or elsewhere as Holder may designate. Interest may be calculated on a daily basis using a 360-day year. Maker agrees that the rate of interest contracted for in this note shall, for purposes of applicable law, include the interest rates stated herein and any other charges, costs, fees and other expenses which are to be paid by Maker to or for the benefit of Holder to the extent that the same are deemed to be interest, all of which Maker hereby agrees to pay. In no event will the total of interest rates charged hereunder be greater than that permitted by applicable federal or state law.

     4. DEFAULTS BY MAKER. A default shall occur if: (i) Maker fails to pay this note when declared due by Holder or (ii) Maker or any of them becomes a bankrupt or debtor in or under any state or federal insolvency proceeding.

     5. DEFAULT REMEDIES. If a default occurs, then without notice, at the election of Holder, the entire principal sum and all accrued interest which is unpaid shall immediately be due and payable. In any event, upon any default occurring or at maturity by acceleration or upon demand, all principal and accrued interest shall bear interest at the after-default rate of fifteen percent (15%) per annum from the date of default until this note is paid in full.

     6. RESERVATION OF RIGHTS. Failure of Holder to exercise any election hereunder shall not constitute any waiver of any rights, remedies, options or elections of Holder in the event of any subsequent default or otherwise.

     7. FEES AND COSTS. If any default shall occur, Maker promises to pay all of the following costs and fees if incurred by or on behalf of Holder: (i) reasonable attorneys' fees, (ii) all costs and expenses of collection, enforcement or interpretation, whether or not suit is filed, and (iii) all costs of suit, each of which are to be determined and awarded by a court and not by a jury. "Suit" includes proceedings in courts of original, appellate and bankruptcy jurisdiction.

     8. WAIVERS BY MAKER. To the maximum extent allowed by applicable law, Maker expressly waives: (i) diligence, demand, dishonor, protest, presentment, and grace of any kind, and any notice of the foregoing, and any notices of nonpayment, default or acceleration, (ii) any and all rights of homestead and exemption, and (iii) any release or discharge arising from any extension of time or change in terms of payment or otherwise in this note, or from any change, addition to or alteration of any instrument securing this note, or from any other cause whatsoever other than payment in full.

     9. PARTIES BOUND. "Maker" means the undersigned (individually or collectively and jointly and severally) and all co-makers, endorsers, payors, obligors, sureties and guarantors of this note and anyone who may become liable for payment or performance of the same, and their respective successors and assigns, jointly and severally, and if married, both as a community and as a sole and separate obligation. "Holder" means the original payee of this note and its successors and assigns as owners and holder of this note.

     10. CHOICE OF LAW. This note shall be governed by and construed and enforced under applicable federal law and by the laws of the State of Connecticut.


     11. SECURITY. This note is secured by a security interest in certain collateral, and may be secured by other, additional security interests in other collateral or by a lien or liens on real property owned by Maker.

                                        California Beach Restaurants, Inc.
                                            as Maker


                                        By: /s/ Samuel E. Chilakos
                                            ------------------------------------
                                        Title: Vice President Finance

                                        Witness/Attest:

                                        By: /s/ Martin Sniewski
                                            ------------------------------------
                                        Name: Martin Sniewski

                                        Title:
                                            ------------------------------------

                                    GUARANTY

     THIS GUARANTY (the "Guaranty") is made and delivered by Sea View Restaurants, Inc. a California corporation (the "Guarantor") for the benefit of Lyon Credit Corporation (the "Guaranteed Party") to induce Guaranteed Party to enter into that certain Security Agreement No. 30-00095 with California Beach Restaurants, (the "Obligor") dated as of even date herewith (the "Security Agreement").

                                   WITNESSETH

1.   GUARANTY.

a) Guarantor (and each of them if there are more than one) for valuable consideration, the receipt whereof is hereby acknowledged, jointly and severally irrevocable guarantees due and punctual payment and performance to Guaranteed Party at its office at 1266 East Main Street, Stamford, Connecticut 06902, or at such other place as Guaranteed Party shall from time to time advise in writing, on demand, in lawful money of the United States, of any and all Indebtedness (as defined below) of Obligor no matter how acquired by Guaranteed Party.

b) For the purposes of this Guaranty, "Indebtedness" shall include, but is not limited to, Indebtedness of Obligor as defined in the Security Agreement, any and all advances, loans, debts, lease obligations, performance obligations, notes, security agreements and liabilities of Obligor, heretofore, now, or hereafter made, entered into, incurred, created or owing, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Obligor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitations, or whether such Indebtedness may be or hereafter become otherwise unenforceable. This Guaranty is a guaranty of payment and performance and not of collection.

c) This Guaranty is a continuing guaranty relating to any Indebtedness, including Indebtedness arising under successive transactions which shall either continue the Indebtedness, renew it from time to time after it has been satisfied or create new Indebtedness.

d) The obligations hereunder are joint and several, independent of the obligations of Obligor or the obligations of any other persons or guarantors who may be liable to Guaranteed Party in whole or in part for the Indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them (if there are more than one) whether action is brought against Obligor alone or whether Obligor be joined in any such action or actions, and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

2. OBLIGATIONS UNCONDITIONAL. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the Indebtedness or the Security Agreement or any conduct of Obligor and/or Guaranteed Party which might constitute a legal or equitable discharge of a surety, guarantor or guaranty and shall remain in full force and effect without regard to any circumstance whatsoever (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation: (i) any failure, omission or delay on the part of Obligor or Guaranteed Party to conform or comply with any term of the Security Agreement; (ii) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of the Security Agreement or any obligation or liability of Obligor or Guaranteed Party, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect to any such instrument or agreement or any such obligation or liability; (iii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation or similar proceeding with respect to Obligor or Guaranteed Party or any of their respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding; (iv) any merger or consolidation of Obligor or Guarantor into or with any other corporation or any sale, lease or transfer of all or any of the assets of Obligor or Guarantor to any other entity; or (v) any change in the ownership of Obligor. The obligations of Guarantor set forth herein constitute full recourse obligations of Guarantor enforceable against him to the full extent of all his assets and properties. Without limiting the generality of the foregoing, Guarantor agrees that (i) repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, Obligor shall default under or fail to comply with the terms of the Security Agreement and that notwithstanding the recovery hereunder for or in respect of any given default or failure to so comply by Obligor under the Security Agreement, this Guaranty shall remain in force and effect and shall apply to each and every subsequent default, and (ii) in the event that any Indebtedness is paid by Obligor, and thereafter all or any part of such payment is recovered from Guaranteed Party to whom paid, as a preferential or fraudulent transfer under the Federal Bankruptcy Code, any applicable state insolvency law, or any other similar Federal or state law now or hereafter in effect, the liability of Guarantor hereunder with respect to such Indebtedness so paid and recovered shall continue and remain in full force and effect as if, to the extent of such recovery, such payment had not been made. If (i) an event permitting the exercise of remedies under the Security Agreement shall at any time have occurred and be continuing and (ii) such exercise, or any consequences thereof provided in the Security Agreement shall at any time be prevented by reason of the pendency against Obligor of a case or proceeding under the bankruptcy or insolvency law, Guarantor agrees that, solely for purposes of this Guaranty and its obligations hereunder, the Security Agreement shall be deemed to have been declared in default and all amounts thereunder shall be deemed to be due and payable, with all the attendant consequences as provided in the Security Agreement, as if declaration of default and the consequence thereof had been accomplished in accordance with the terms thereof, and Guarantor shall forthwith pay any amounts guaranteed hereunder.

3. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that

a) Guarantor is duly organized and validly existing in good standing under the laws of the State of and has all requisite corporate power and authority to enter into and perform its obligations provided under this Guaranty,

b) this Guaranty has been duly authorized by all necessary corporate action, and has been duly executed and delivered by Guarantor and is a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law,

c) the execution and delivery by Guarantor of this Guaranty is not, and the performance by it of its obligations hereunder will not be, inconsistent with Guarantor's other activities, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to Guarantor, and do not and will not contravene any provision of, or constitute a default under, its certificate of incorporation or by laws or any indenture, mortgage, contract or other instrument to which Guarantor is a party or by which it is bound,

d) no consent or approval of, giving of notice to, registration with, or taking of any other action in respect to or by, any Federal, national, state or local governmental authority or agency or other entity is required with respect to the execution, delivery and performance by Guarantor of this Guaranty, or if any such approval, notice, registration or action is required, it has been duly given or obtained,

e) there are no suits or proceedings pending or threatened in any court or before any commission, board or other administrative agency against or affecting Guarantor, which will have a material adverse effect on the ability of Guarantor to fulfill its obligations under this Guaranty.

3A. EXISTENCE, ETC. Guarantor agrees that, so long as this Guaranty is in effect, Guarantor shall (i) preserve and maintain its corporate existence, (ii) preserve and maintain all of its material rights, privileges and franchises, except where the failure to preserve and maintain any such right, privilege or franchise would not materially and adversely affect the ability of Guarantor to perform its obligations under this Guaranty, and (iii) comply with all the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities except where the failure to comply with any such requirement would not materially and adversely affect the ability of Guarantor to perform its obligations under this Guaranty.

4.   CERTAIN RIGHTS AND POWERS OF GUARANTEED PARTY.

a) Guarantor authorizes Guaranteed Party, without notice or consent and without affecting, impairing or discharging in whole or in part its liability hereunder, from time to time to (i) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (ii) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive, and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Guaranteed Party in its discretion may determine; and (iv) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the Indebtedness. Guaranteed Party may without notice assign this Guaranty in whole or in part. At the option of Guaranteed Party and upon notice to Guarantor, Guarantor may be joined in an action or proceeding commenced by Guaranteed Party against Obligor in respect of any Indebtedness.

b) Guaranteed Party shall have a lien and security interest upon and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Guaranteed Party whether held in a special account, for safekeeping or otherwise; and every lien and security interest and right of setoff may be exercised without demand upon Guarantor or notice by Guaranteed Party. No lien or right of setoff may be deemed to have been waived by any act or conduct on the part of Guaranteed Party or by any neglect to exercise such right of setoff or to enforce such lien or security interest or by any delay in so doing, and every right of setoff, lien or security interest and shall continue in full force and effect until such right of setoff, lien or security interest is specifically waived or released by an instrument in writing executed by Guaranteed Party.

c) Any Indebtedness of Obligor now or hereafter held by or owing to Guarantor is hereby subordinated to the Indebtedness of Obligor to Guaranteed Party; and such Indebtedness of Obligor to Guarantor, if Guaranteed Party so requests, shall be collected, enforced and received by Guarantor as trustee for Guaranteed Party and be paid over to Guaranteed Party on account of the Indebtedness of Obligor to Guaranteed Party but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Obligor or the proceed thereof to the creditors of Obligor, or upon any Indebtedness of Obligor, by reason of dissolution, liquidation or other winding up of Obligor or its business, or compromise or settlement with its creditors, or any sale, receivership, insolvency or bankruptcy proceeding or assignment for the benefit of creditors, or any proceeding by or against Obligor for any relief under any provisions of the Federal Bankruptcy Code, any applicable state insolvency law, or any other similar Federal or state law now or hereafter in effect, then and in any such event any payment or distribution of any kind or character, which shall be payable or deliverable with respect to any and all Indebtedness due to Guarantor by Obligor, shall be paid or delivered directly to Guaranteed Party for application on any Indebtedness to Guaranteed Party until such Indebtedness shall have been first and fully paid. Guarantor hereby sells, assigns, transfers and sets over to Guaranteed Party all of its rights to any and all such distributions.

5. WAIVER OF DEMANDS, NOTICES AND CERTAIN RIGHTS OF GUARANTOR. Guarantor waives any right to require Guaranteed Party to (a) proceed with or exhaust remedies against Obligor; (b) proceed against or exhaust any security held from Obligor or Guarantor; (c) pursue any other remedy available to Guaranteed Party whatsoever; or (d) proceed against any other persons or guarantors who may be liable to Guaranteed Party in whole or in part for the Indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Obligor or by reason of the cessation or modification from any cause whatsoever of the liability of Obligor. Guarantor shall have no right to subrogation, and waives any right to enforce any remedy which Guaranteed Party now has or may hereafter have against Obligor, and waives any benefit of, and any right to participate in any security now or hereafter held by Guaranteed Party. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changes, modified, increased or additional Indebtedness, all other notices of every and any kind. Guarantor hereby further agrees that no payment or performance hereunder by Guarantor shall give rise to any claim of Guarantor against Guaranteed Party.

a) Where there is but a single Obligor, or where a single Guarantor executes this Guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Obligor named herein, or when this Guaranty is executed by more than one Guarantor, the words "Obligor" and "Guarantor" respectively shall mean all and any one or more of them.

b) Guarantor agrees to pay on demand to Guaranteed Party all costs and expenses of collection (including, without limitation, the fees and disbursements of counsel) incident to the enforcement, protection on preservation of any right or claim of Guaranteed Party under this Guaranty against Guarantor as a result of breach of this Guaranty by Guarantor.

c) If any provision of this Guaranty shall contravene or be invalid under applicable law or regulation (including Federal law and regulation), such contravention or invalidity shall not affect the entire Guaranty, the provisions held to be invalid to be deemed deleted or modified and the Guaranty interpreted and construed as though such invalid provision or provisions were not part hereof or conformed thereto.

d) Guaranteed Party may give notice to Guarantor or make a request of Guarantor in the U.S. mail, first class postage prepaid, addressed to Guarantor at its address below, or an address furnished by Guarantor to Guaranteed Party. All notices to be given by Guarantor hereunder shall be deemed adequately given if sent by registered or certified mail to Guaranteed Party at the address of Guaranteed Party stated herein, or at such other place as Guaranteed Party may designate to Guarantor in writing.

e) This Guaranty shall be binding upon successors and assigns of Guarantor, but no assignment hereof, or of any right to any funds due or to become due under this Guaranty, shall in any event relieve Guarantor of its obligations hereunder.

f) This Guaranty constitutes the entire agreement of the parties with respect to the subject matter hereof. ANY VARIATION OR MODIFICATION OF THIS GUARANTY AND ANY WAIVER OF ANY OF ITS PROVISIONS SHALL NOT BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED OFFICER OR MANAGER OF GUARANTEED PARTY.

g) GUARANTOR WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATION HERETO.

h) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, Guarantor (and each of them if there are more than one), has caused this Guaranty to be executed and delivered by its officer hereunder duly authorized independent of any other party and not relying upon or in consideration of the execution hereof by any other party, this 27th day of April, 1999.

                                        Sea View Restaurants, Inc.

                                        Guarantor


                                        By: /s/ Samuel E. Chilakos
                                            ------------------------------------

                                        Name: Samuel E. Chilakos

                                        Title: Vice President, Finance


                                        By: /s/ Martin Sniewski
                                            ------------------------------------

                                        Name: Martin Sniewski

                                        Title:
                                               ---------------------------------

                                        ----------------------------------------
                                        (Seal)

                               SECURITY AGREEMENT

                                                 Security Agreement No. 30-00095


     THIS SECURITY AGREEMENT (the "Security Agreement"), dated as of March 15, 1999 made by and between LYON CREDIT CORPORATION, a Delaware corporation, with an office address at 1266 East Main Street, Stamford, Connecticut 06902-3546 (together with its successors and assigns, if any, "Secured Party") and California Beach Restaurants, a Corporation with its residence, mailing address and principal place of business at 17383 Sunset Blvd., Suite 140, Pacific Palisades, CA 90272 ("Borrower");

                                   WITNESSETH:

1. GRANT OF SECURITY INTEREST: To secure payment on each Note made by Borrower in the form attached hereto as Exhibit "A" together with any extensions or renewals thereof, and any amendments or modifications thereto (each, a "Note", and collectively, the "Notes"), and also to secure any other indebtedness, obligation, or liability of the Borrower to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including, but not limited to, all future advances or loans which may be made at the option of the Secured Party to or on behalf of Borrower (all the foregoing hereinafter called the "Indebtedness"), Borrower hereby grants and conveys to the Secured Party a first security interest in, and mortgages to the Secured Party, each unit of property (such unit, an "Item") described in a Schedule in the form attached hereto as Exhibit "B" (a "Schedule") and accepted by Borrower in any Delivery and Acceptance Certificate in the form attached to such Schedule (a "Certificate"), all products and proceeds thereof, if any, all additions, attachments, accessories and accessions thereto and any and all substitutions, replacements or exchanges thereto, and any and all insurance and/or other proceeds thereof, including, but not limited to, every permitted lease or sublease, howsoever designated, covering all or any part thereof (all or any of the foregoing hereinafter collectively called the "Collateral").

     TO HAVE AND TO HOLD the Collateral with the power and authority and subject to the terms and conditions set forth in this Security Agreement.

2. REPAYMENT: Borrower will duly and punctually pay the Indebtedness secured by this Security Agreement in accordance with the terms of the Notes and this Security Agreement. Payments of Indebtedness shall be made to Secured Party at its office address stated above, except as otherwise directed by Secured Party, and shall not be prorated for any cause or reason except as herein may be specifically provided. Payments shall be due periodically as specified in the applicable Note, except that in the event any month in which a payment is due does not contain a numbered day equal to such payment day specified, payment shall be made on the last day of such month. If any payment is not made within ten (10) days after due date, Borrower agrees to pay a late charge of five cents (5cents) per dollar on, and in addition to, the amount of such payment, but not exceeding the lawful maximum, if any.

3. OBLIGATIONS ABSOLUTE: The obligations of Borrower under this Security Agreement shall be absolute and unconditional under all circumstances whatsoever, including, but not limited to, the existence of any claim, set-off, defense, counterclaim or recoupment to any present or future claim of Borrower against Secured Party under this Security Agreement or otherwise, against the manufacturer or seller of any of the Collateral or against any other person or entity for whatever reason. This Security Agreement shall not terminate, nor shall the obligations of Borrower be affected, by reason of any defect in title to, damage to or any loss or destruction of, the Collateral from whatsoever cause, or the interference with the use thereof by any person or entity, or the invalidity or unenforceability or lack of due authorization in respect of this Security Agreement or any lack of right, power or authority of the

Secured Party to enter into this Security Agreement, or any failure of Secured Party to perform any obligation of Secured Party or Borrower or any other person or entity under this Security Agreement or any instrument or document executed in connection herewith, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, it being the express intention of Secured Party and Borrower that all payments by Borrower shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Security Agreement.

4. REPRESENTATIONS AND WARRANTIES: Borrower represents and warrants as of the date of this Security Agreement that:

     a) Borrower is a Corporation duly organized and validly existing in good standing under the laws of its state of organization and has the [Corporate, Partnership] power to enter into and perform its obligations under this Security Agreement,

     b) this Security Agreement has been duly authorized, executed and delivered by Borrower and, assuming due authorization, execution and delivery by Secured Party, is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law,

     c) the execution and delivery by Borrower of this Security Agreement is not, and the performance by it of its obligations hereunder will not be, inconsistent with Borrower's [articles or certificate of incorporation or by-laws] [partnership agreement], do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to Borrower, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Borrower is a party or by which it is bound,

     d) no consent or approval of, giving of notice to, registration with, or taking of any other action in respect to or by, any federal, state or local governmental authority or agency or other entity is required with respect to the execution, delivery and performance by Borrower of this Security Agreement, or if any such approval, notice, registration or action is required, it has been duly given or obtained,

     e) there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Borrower, which will have a material adverse effect on the ability of Borrower to fulfill its obligations under this Security Agreement,

     f) each financial statement and other related information furnished to Secured Party by Borrower has been prepared in accordance with generally accepted accounting principles and, since the date of the most recent financial statement so delivered, there has been no material adverse change (as that term is defined in paragraph 12 (k) below),

     g) this Security Agreement shall be effective against all creditors of Borrower under applicable law, including, without limitations, fraudulent conveyance and bulk transfer laws, and

     h) the Collateral will at all times be used solely in the conduct of the business of Borrower and be and remain in the possession and control of Borrower.

     i) Borrower shall be "Year 2000 Compliant" by January 1, 2000. For purposes of this paragraph, "Year 2000 Compliant" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of Borrower are able to interpret, store, transmit, receive and manipulate data on and involving all calendar dates in and after the Year 2000. From time to time, at the request of the Lender, Borrower shall provide to Lender such information as is requested regarding the status of its efforts to become Year 2000 compliant.

5. LIENS: Borrower is the lawful owner of the Collateral. Borrower shall keep the Collateral free and clear from all liens, charges, encumbrances and security interests of any kind ("Liens"), except for

     (i)  the Lien of Secured Party, as provided in this Security Agreement,

     (ii) Liens for taxes either not yet due or being contested by Borrower in good faith with due diligence and by appropriate proceedings, so long as such proceedings do not, in the opinion of Secured Party, involve any material danger of sale, forfeiture or loss of Collateral or any part thereof or title thereto or interest therein,

     (iii) inchoate materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's or other like Liens arising in the ordinary course of business of Borrower and not delinquent and Borrower shall be maintaining adequate reserves therefor. Secured Party shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly all Secured Party's Liens upon full payment and satisfaction of all Indebtedness.

6.   USE AND OPERATION:

     (a) Borrower shall not assign, sublet, mortgage, hypothecate or alter any of the Collateral or any interest in this Security Agreement, nor shall Borrower remove any of the Collateral from the specified place of Collateral location, without the prior written consent of Secured Party, and any attempt so to assign, sublet, mortgage, hypothecate, alter or remove any of the Collateral without the prior written consent of the Secured Party shall be void and without effect.

     (b) Borrower will not, without the prior written consent of Secured Party, affix or install any accessory, equipment, or device on any Collateral if such addition will impair the originally intended function or use of any such Collateral or its value in place. Borrower agrees that each Item of Collateral shall prior to its installation be personal property under applicable law. Borrower agrees to take such action as shall be required by Secured Party from time to time to protect the rights and interests of Secured Party in each such item. Borrower will not, without the prior written consent of Secured Party and subject to such conditions as Secured Party may impose for its protection, affix or install any Collateral to or in any other personal property. Secured Party and Borrower agree that each Item of Collateral and every part thereof is severed from any real property and, even if physically attached to any real property, it is the intention of Secured Party and Borrower that such Item

          (i)  shall retain the character of personal property,

          (ii) shall be removable,

          (iii) shall be treated as personal property with respect to the rights of all persons and entities,

          (iv) shall not become part of any real property, and

          (v) by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with any real property.

Borrower represents that it has not entered into, and agrees that it will not enter into, any agreement or other arrangement which prohibits or restricts in any manner the right of Secured Party or Borrower to sever Items of Collateral from the real property on which they are located, to sever Items of Collateral from any other equipment or personal property to which such Items are attached or to remove Items of Collateral from the place where they are then located.

7.   MAINTENANCE AND SERVICE:

     (a) Items of Collateral shall be used only in the manner for which they were designed and intended and Borrower will at its sole expense at all times maintain Collateral in good operating order, repair, condition and appearance and keep Collateral protected from the elements, ordinary wear and tear excepted. Borrower will, at all times, operate and maintain each Item of Collateral in accordance with

          (i) the standards applied by Borrower with respect to similar equipment owned or leased by it and

          (ii) prudent operating and maintenance standards and manufacturer's requirements. Borrower will not use or operate any Item of Collateral in violation of applicable laws and regulations (including all applicable environmental and occupational safety laws).

     (b) Any alterations or modifications with respect to Collateral that may at any time prior to full repayment of the Indebtedness secured hereby be required to comply with any applicable law or any governmental rule or regulation shall be made by Borrower as required and at the sole expense of Borrower.

8.   REPORTS:

          (i) Borrower agrees that Secured Party shall not be responsible for any loss or damage to Borrower, its customers or any other third parties caused by the Collateral, any failure thereof or defect therein, or otherwise. Nevertheless, Borrower will immediately notify Secured Party in reasonable detail of each accident arising out of any alleged or apparent improper manufacturing, functioning or operation of any Collateral;

          (ii) Borrower will notify Secured Party in writing within ten (10) days after any day in which any Lien shall attach to any Collateral not expressly permitted hereby of the full particulars thereof and of the then location of such Collateral on such day;

          (iii) Borrower will notify Secured Party forthwith in writing of the location of any Collateral moved by Borrower from the place where delivered to Borrower or from the location specified in this Security Agreement or any subsequent agreement executed by the parties and Borrower will not change or discontinue its place or places of business and/or residence and/or name;

          (iv) Borrower will within ninety (90) days of the close of each of its fiscal years deliver to Secured Party Borrower's balance sheet and profit and loss statement prepared in accordance with generally accepted accounting principles and, to the extent available, certified to by a recognized firm of certified public accountants. Borrower will deliver to Secured Party, within sixty
               (60) days of the close of each of its fiscal quarters, Borrower's quarterly financial report (which shall be in reasonable detail) prepared in accordance with generally accepted accounting principles and certified to by the chief financial officer of Borrower; and

          (v) Borrower will permit Secured Party to inspect and examine Collateral at such times and from time to time during normal business hours as Secured Party may wish (and at such other times as may be mutually agreeable) and without any requirement for advance notice, provided that such examination and inspection shall not unreasonably interfere with Borrower's normal business operations.

9.   RISK OF LOSS:

     a) Borrower is solely responsible for the entire risk of use and operation, and for each and every cause or hazard, and all loss and damage to any and all Collateral whether arising through operation or otherwise. In the event of damage to any Item of Collateral, Borrower, at its cost and expense, shall promptly repair the Item, restoring it to its previous condition or the condition in which it was required to be assuming Borrower had met all its obligations for maintenance of the Collateral. Upon the occurrence of an Event of Loss (defined below) with respect to any Item, Borrower shall prepay to Secured Party an amount of Indebtedness under the Note relating to the Schedule hereto in which such Item is described equal to the sum of

          (i) all interest theretofore accruing, and unpaid thereon, with respect to such Item, plus

          (ii) the unpaid principal balance of the Note with respect such item, plus

          (iii) an amount equal to two (2%) percent of the unpaid principal balance of the Note with respect to such Item.

Provided Borrower is not in breach or default of this Security Agreement, any proceeds of insurance received by Secured Party with respect to any such loss shall be paid to Borrower to the extent necessary to reimburse Borrower costs incurred and paid by Borrower in repairing damaged Equipment or as a credit against total amount payable by Borrower with respect to the Collateral involved, as the case may be, all as provided in this Security Agreement.

     b) For the Purpose hereof "Event of Loss" shall mean, with respect to any Item of Collateral, if such Item is

          (i) destroyed, condemned, irreparably damaged or damaged beyond economic repair,

          (ii) requisitioned for use by a governmental entity for an indefinite period or stated period extending beyond a period in excess of ninety (90) consecutive days or the final installment payment date stated on the applicable Note, whichever is earlier,

          (iii) the subject of an insurance settlement with respect to such Item of Collateral on the basis of a constructive total loss,

          (iv) stolen or lost and not recovered within thirty (30) days,

          (v) the subject of a condemnation or requisition of title by a governmental entity, or

          (vi) prohibited by applicable law from being used by Borrower for a period of ninety (90) consecutive days or the final installment payment date on the applicable Note, whichever is earlier.

10.  INSURANCE:

     (a) Borrower, at its own cost and expense shall obtain, maintain and shall keep the Collateral insured against all risks of loss or damage from every cause whatsoever in an amount not less than the greater of actual cash value or the aggregate amount of all unpaid

          Indebtedness as at any time, without deductible and without co-insurance (except as Secured Party may approve in writing). Borrower shall also obtain and maintain, in accordance with industry standards, until repayment in full of the Indebtedness, public liability insurance covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use or operation of the Collateral in an amount of at least $1,000,000 [WITH RESPECT TO EACH SEPARATE SCHEDULE HERETO], or in such greater amounts as Secured Party may from time to time require. Secured Party shall be the sole named loss-payee with respect to damage or loss to the Collateral and shall be a named additional insured on the public liability insurance. All insurance shall be with insurers and in form satisfactory to Secured Party; shall provide for at least thirty (30) days advance written notice to Secured Party before any cancellation or material modification thereof; shall waive any claim for premium against Secured Party; and shall not be invalidated or the insurer's liability to or for or on behalf of Secured Party be diminished or affected by any breach of warranty or representation or other act or omission of the Borrower. Upon request, Borrower shall deliver to Secured Party the original policy or policies of insurance, certificates of insurance or other evidence satisfactory to Secured Party evidencing the insurance required hereby. Secured Party may, at its option, apply proceeds of insurance, in whole or in part, to

          (A) repair or replace Collateral or any portion thereof, or (B) satisfy any obligation of Borrower to Secured Party hereunder.

     (b) Secured Party is authorized, but under no duty, to obtain such insurance upon failure of the Borrower to do so. Borrower shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Borrower hereby irrevocably appoints the Secured Party as attorney-in-fact, coupled with an interest, for the Borrower in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Indebtedness.

11.  EXPENSES; INDEMNIFICATION:

     (a) Expenses. Borrower shall pay to Secured Party on demand any and all expenses, including reasonable attorneys' fees and legal expenses, which are incurred by Secured Party (i) in the prosecution or defense of any action arising out of or connected with the subject matter of this Security Agreement, the Indebtedness, the Collateral or any of Secured Party's rights therein, and (ii) in connection with the custody, preservation, protection, use, operation, preparation for sale or sale of any Collateral, the incurring of all of which are hereby authorized to the extent Secured Party deems the same advisable.

     (b) Indemnification. Borrower hereby agrees to indemnify Secured Party and its affiliates, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees and legal expenses, to an Indemnified Person, which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of the Collateral, this Security Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that Borrower shall not be liable to a particular Indemnified Person for any portion of such Indemnified Liabilities to the extent such Indemnified Person is found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

12. DEFAULT; REMEDIES: If any of the following (herein an "Event of Default") shall occur:

     (a) Borrower shall default in the payment of Indebtedness to Secured Party or in making any other payment hereunder or under any Note when due, and such default shall continue for a period of ten (10) days without its cure by Borrower, or

     (b) Borrower shall default in the payment when due of any obligations of Borrower, whether or not to Secured Party, arising independently of this Security Agreement or any Note, and such default shall continue for a period of ten (10) days without its cure by Borrower, or

     (c) Borrower shall default in the performance of any other covenant contained herein (including any Schedule hereto), any Certificate in respect hereof or any Note or any other document entered into in connection with this Security Agreement and such default shall continue for fifteen (15) days after written notice thereof to Borrower by Secured Party, or

     (d) Borrower shall breach any of its insurance obligations under paragraph 10 hereof,

     (e) any representation or warranty made by Borrower in this Security Agreement or any other documents entered into in connection with this Security Agreement shall prove to be incorrect in any material respect when any such representation or warranty was made or given, or

     (f) Borrower shall become insolvent or make an assignment for the benefit of creditors, or

     (g) Borrower shall apply for or consent to the appointment of a receiver, trustee or liquidator for a substantial part of its property or such receiver, trustee or liquidator is appointed without the application or consent of Borrower, or

     (h) a petition shall be filed by or against Borrower under the Federal bankruptcy laws (including, without limitation, a petition for reorganization, arrangement or extension) or under any other insolvency law or law providing for the relief of debtors, if such petition is not dismissed within thirty (30) days, or

     (i) there is, without the prior consent of Secured Party, a change in control (defined to be a change in the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Borrower, whether through the ownership of voting securities, by contract or otherwise), or

     (j) there is a material adverse change (defined to be a decrease of at least one-third (1/3) of net worth, as determined in accordance with generally accepted accounting principles) in Borrower's or any guarantor's financial condition;

then, to or more the extent permitted by applicable law, Secured Party shall have the right to exercise any one of the following remedies one or more times:

     A) declare this Security Agreement in default, such declaration being applicable to all Schedules hereunder except as specifically excepted by Secured Party;

     B) declare the entire amount of unpaid total Indebtedness immediately due and payable;

     C) declare due and payable in addition to any unpaid Indebtedness due on or before Secured Party declares this Security Agreement in default, as liquidated damages for loss of a bargain and not as a penalty, an amount calculated in accordance with the provisions of paragraph 9 as though the Collateral had suffered an Event of Loss, as of the date that Secured Party declares this Security Agreement in default;

     D) declare due and payable the amount of any indemnification hereunder if then determinable, with interest as provided herein;

     E) upon notice to any lessees or sublessees permitted pursuant to paragraph 6(a) to obtain and retain all rentals thereafter due, paid and/or payable;

     F) without demand or legal process enter into premises where the Collateral may be found and take possession of and remove the same, whereupon all rights of Borrower in the Collateral shall terminate absolutely, and either

          (i) retain all prior payments of Indebtedness and sell the Collateral at public or private sale, with or without having the Collateral at the sale, at which sale Secured Party may purchase all or any of the Collateral, the proceeds of such sale, less expenses of retaking, storage, repairing and reselling, and reasonable attorneys' fees incurred by Secured Party, to be applied to the payment of the unpaid total Indebtedness, Borrower remaining liable for the balance of said unpaid total Indebtedness, and any surplus thereafter remaining to be for the account of Borrower (except as otherwise provided under applicable law) or

          (ii) retain the Collateral and all prior payments of Indebtedness, in satisfaction of the remaining unpaid Indebtedness;

     G) pursue any other remedy then available to Secured Party at law or in equity. Borrower hereby covenants and agrees to notify Secured Party immediately of the occurrence of any default specified in this paragraph 12.

13. REMEDIES CUMULATIVE: Time of performance of Borrower's obligations hereunder is of the essence. All remedies of Secured Party hereunder are cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy to the exclusion of any other remedy or to preclude the exercise of any other remedy at any other time. Failure on the part of the Secured Party to exercise, or delay in exercising, any right or remedy hereunder or Secured Party's failure at any time to restrict performance by Borrower of any of the provisions hereof shall not operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

14. ASSIGNMENT: Borrower acknowledges, and understands that Secured Party may assign this Security Agreement, any Schedule or Certificate or any Note to a bank or any other lending institution or any other person, organization or agency, and Borrower shall

          (a)  recognize any such assignment,

          (b)  accept the lawful demands of such assignee,

          (c)  surrender assigned Collateral only to such assignee,

          (d) pay all Indebtedness payable hereunder and do any and all things required of Borrower hereunder, notwithstanding any default of the Secured Party or the existence of any claim, defense or offset between Borrower and Secured Party, and

          (e) not require any assignee of the Security Agreement to perform any duty, covenant or condition required to be performed by Secured Party under the terms of this Security Agreement provided that Secured Party shall remain liable for such performance. The obligations of Borrower shall not be subject, as against any such assignee or transferee, to any defense, set-off or counterclaim available to Borrower against Secured Party and any such defense, set-off or counterclaim may be asserted only against Secured Party.

15.  FILINGS:

(a) Borrower agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, or notifying of the interest of Secured Party upon request of, and as determined by, Secured Party. Borrower hereby specifically authorizes Secured Party to file financing statements not signed by Borrower or to execute same for and on behalf of Borrower as Borrower's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. A carbon, photographic or other reproduction of the Security Agreement or a financing statement shall be sufficient as a financing statement for filing purposes.

(b) Without limiting the foregoing paragraph (a), Borrower hereby acknowledges and agrees that the normal practice of Secured Party is to electronically file financing statements through computerized filing services such as CSC- The United States Corporation Company ("Filing Service"). The Filing Service pursuant to a Power of Attorney delivered by Secured Party will execute the financing statement on behalf of both Borrower (and Secured Party where applicable or where desired by Secured Party as not all states require execution of Secured Party on financing statements). The names of Borrower and Secured Party, addresses, and collateral description on the computerized financing statement filing shall be the same as on the financing statement executed by Borrower but the format and spacing may vary in non-material ways. Borrower acknowledges that the original financing statement executed by Borrower shall be retained in the collateral files of Secured Party but may be filed by Secured Party should it deem it necessary. In connection with the foregoing process, Borrower hereby authorizes and appoints Secured Party and the applicable Filing Service as Borrower's agent and attorney-in-fact, irrevocably and coupled with an interest for the execution and filing of the financing statements and fully acknowledges and agrees and has initialed this paragraph as additional affirmation as to the full enforceability of this power of attorney for such purposes.

     BORROWER
              -------------
                        INT.

16.  MISCELLANEOUS:

          (a) In case of failure of Borrower to comply with any provision of this Security Agreement, Secured Party shall have the right, but shall not be obligated, to effect such compliance in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party in effecting such compliance (including but not limited to, attorneys' fees and costs incurred in attempting to effect compliance against Borrower and/or others) shall constitute additional Indebtedness hereby secured due to Secured Party five (5) days after the date Secured Party sends notice to Borrower requesting payment. Secured Party's effecting such compliance shall not be waiver of Borrower's default. Interest on any payments made by Secured Party hereunder on amounts due after Secured Party declares default under paragraph 12 and interest on any overdue payment under paragraph 11 shall be at the default rate prescribed in the Note, (or, if there is more than one Note, at the highest among the default rates prescribed in such Notes), but not to exceed the maximum lawful rate. Any provisions in this Security Agreement, any Schedule hereto or Certificate in respect hereof which are in conflict with any statute, law or rule applicable shall be deemed omitted, modified or altered to conform thereto.

          (b) If any provision of this Security Agreement shall contravene or be invalid under applicable law or regulation (including federal law and regulation), such contravention or invalidity shall not affect the entire Security Agreement, the provisions held to be invalid to be deemed deleted or modified and the Security Agreement interpreted and construed as though such invalid provision or provisions were not part hereof or conformed thereto.

          (c) Any notice, report or other communication required or permitted to be given or made under this Security Agreement by one of the parties hereto to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes if (i) sent by facsimile, or (ii) sent by U.S. mail, first class, postage prepaid, addressed to such other party at its respective address as set forth herein or to such other address as the addressee shall theretofore furnish in writing to the addressor. All such notices, reports and other communications shall be effective when received.

          (d) This Security Agreement, any addendum hereto attached and signed by Secured Party and Borrower, any Schedule hereto and any Certificate in respect hereof, constitute the entire agreement of the parties with respect to the subject matter hereof. THIS SECURITY AGREEMENT, ANY VARIATION OR MODIFICATION OF THIS SECURITY AGREEMENT, ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS AND ALL SCHEDULES SHALL NOT BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED OFFICER OR MANAGER OF SECURED PARTY.

          (e) BORROWER WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATIONS HERETO.

          (f) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

          (g) BORROWER IRREVOCABLY (A) AGREES THAT ANY LEGAL OR EQUITABLE PROCEEDING AGAINST IT OR RELATING TO THIS SECURITY AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE SUBJECT MATTER HEREOF MAY BE INSTITUTED IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT OR, IN THE EVENT THAT COURT LACKS JURISDICTION, ANY CONNECTICUT STATE COURT IN THE COUNTY OF FAIRFIELD, (B) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAY OF VENUE OF ANY PROCEEDING BROUGHT IN SUCH COURT, (C) SUBMITS ITSELF GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT FOR PURPOSES OF ANY PROCEEDING, WITH RESPECT TO ITS PERSON AND PROPERTY, AND (D)WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT SERVICE MAY BE MADE BY PERSONAL DELIVERY OR BY MAILING BY CERTIFIED MAIL, POSTAGE PREPAID, ADDRESSED TO BORROWER AT ITS ADDRESS.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

                                        California Beach Restaurants,

                                        as Borrower


                                        By: /s/ Samuel E. Chilakos
                                            ------------------------------------

                                        Name: Samuel E. Chilakos
                                             -----------------------------------

                                        Title: Vice President, Finance
                                              ----------------------------------


LYON CREDIT CORPORATION,

as Secured Party


By: /s/ Stephen B. Peterson
    -----------------------------------

Name: Stephen B. Peterson
     ----------------------------------

Title: Assistant Vice President
      ---------------------------------

                               SECURITY AGREEMENT

                                             Security Agreement No. ____________

        THIS SECURITY AGREEMENT (the "Security Agreement"), dated as of __ April 27, 1999 made by and between LYON CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware, with an office address at 1266 East Main Street, Stamford, Connecticut 06902-3546 (together with its successors and assigns, if any, "Secured Party") and Sea View Restaurants, Inc. dba: Gladstones 4 Fish, corporation organized and existing under the laws of the State of California with its residence, mailing address and principal place of business at 17383 Sunset Blvd., Pacific Palisades, CA 90272 ("Guarantor");

                                   WITNESSETH:

1. GRANT OF SECURITY INTEREST: The security interest granted below is given (i) to secure payment on each Note made by California Beach Restaurants, Inc. ("Borrower") in the original stated principal amount of $1,200,000.00 together with any extensions or renewals thereof, and any amendments or modifications thereto (each, a "Note", and collectively, the "Notes"), (ii) to secure the obligations of Guarantor under and in connection with that certain Guaranty, dated as of _____________ _______, 1999, guaranteeing the payment and performance of the Note, Security Agreement, dated on even date therewith, executed by Borrower for the benefit of Secured Party ("Borrower Security Agreement") and the "Indebtedness" as further described in the Borrower Security Agreement, and all related documentation ("Loan Documents"), and (iii) also to secure any other indebtedness, obligation, or liability of the Guarantor to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and no matter how acquired by Secured Party, including, but not limited to, all future advances or loans which may be made at the option of the Secured Party to or on behalf of Borrower and/or Guarantor [all the foregoing in (i), (ii), and (iii) hereinafter called the "Indebtedness"], Guarantor hereby grants and conveys to the Secured Party a first security interest in, and mortgages to the Secured Party, any and all furniture, equipment, fixtures, trade fixtures, furnishings, and all other tangible personal property now owned or hereafter acquired by Guarantor, together with all products and proceeds thereof, if any, all additions, attachments, accessories and accessions thereto and any and all substitutions, replacements or exchanges thereto, and any and all insurance and/or other proceeds thereof, including, but not limited to, every permitted lease or sublease, howsoever designated, covering all or any part thereof (all or any of the foregoing hereinafter collectively called the "Collateral"). The purpose of the Security Agreement is to ensure that Secured Party has a first lien security interest in any and all furniture, equipment, fixtures, trade fixtures, furnishings, and all other tangible personal property, now owned or hereafter acquired, used in and in connection with the operation of that certain restaurant entitled Gladstones 4 Fish, located at 17300 Pacific Coast Highway, Pacific Palisades, California 90272

        TO HAVE AND TO HOLD the Collateral with the power and authority and subject to the terms and conditions set forth in this Security Agreement.

2. PAYMENT: Guarantor will duly and punctually pay the Indebtedness secured by this Security Agreement in accordance with the terms of the Guaranty. In no event shall any payments be refunded to Guarantor.

3. OBLIGATIONS ABSOLUTE: The obligations of Guarantor under this Security Agreement shall be absolute and unconditional under all circumstances whatsoever, including, but not limited to, the existence of any claim, set-off, defense, counterclaim or recoupment to any present or future claim of Guarantor against Secured Party under this Security Agreement or otherwise, against the manufacturer or seller of any of the Collateral or against any other person or entity for whatever reason. This Security Agreement shall not terminate, nor shall the obligations of Guarantor be affected, by reason of any defect in title to, damage to or any loss or destruction of, the Collateral from whatsoever cause, or the interference with the use thereof by any person or entity, or the invalidity or unenforceability or lack of due authorization in respect of this Security Agreement or any lack of right, power or authority of the Secured Party to enter into this Security Agreement, or any failure of Secured Party to perform any obligation of Secured Party or Guarantor or any other person or entity under this Security Agreement or any instrument or document executed in connection herewith, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, it being the express intention of Secured Party and Guarantor that all payments by Guarantor shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Security Agreement.

4. REPRESENTATIONS AND WARRANTIES: Guarantor represents and warrants as of the date of this Security Agreement that:

    a) Guarantor is a corporation duly organized and validly existing in good standing under the laws of its state of organization and has the requisite power to enter into and perform its obligations under this Security Agreement,

    b) this Security Agreement has been duly authorized, executed and delivered by Guarantor and, assuming due authorization, execution and delivery by Secured Party, is a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law,

    c) the execution and delivery by Guarantor of this Security Agreement is not, and the performance by it of its obligations hereunder will not be, inconsistent with Guarantor's (articles or certificate of incorporation or by-laws), do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to Guarantor, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Guarantor is a party or by which it is bound,

    d) no consent or approval of, giving of notice to, registration with, or taking of any other action in respect to or by, any federal, state or local governmental authority or agency or other entity is required with respect to the execution, delivery and performance by Guarantor of this Security Agreement, or if any such approval, notice, registration or action is required, it has been duly given or obtained,

    e) there are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Guarantor, which will have a material adverse effect on the ability of Guarantor to fulfill its obligations under this Security Agreement,

    f) each financial statement and other related information furnished to Secured Party by Guarantor has been prepared in accordance with generally accepted accounting principles and, since the date of the most recent financial statement so delivered, there has been no material adverse change (as that term is defined in paragraph 12 (k) below),

    g) this Security Agreement shall be effective against all creditors of Guarantor under applicable law, including, without limitations, fraudulent conveyance and bulk transfer laws, and

    h) the Collateral will at all times be used solely in the conduct of the business of Guarantor and be and remain in the possession and control of Guarantor.

5. LIENS: Unless owned by Borrower, Guarantor is the lawful owner of the Collateral. Guarantor shall keep the Collateral free and clear from all liens, charges, encumbrances and security interests of any kind ("Liens") , except for

        a) the Lien of Secured Party, as provided in this Security Agreement or in the Borrower Security Agreement,

        b) Liens for taxes either not yet due or being contested by Guarantor in good faith with due diligence and by appropriate proceedings, so long as such proceedings do not, in the opinion of Secured Party, involve any material danger of sale, forfeiture or loss of Collateral or any part thereof or title thereto or interest therein,

        c) inchoate materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's or other like Liens arising in the ordinary course of business of Guarantor and not delinquent and Guarantor shall be maintaining adequate reserves therefor. Secured Party shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly all Secured Party's Liens upon full payment and satisfaction of all Indebtedness.

6.      USE AND OPERATION:

        a) Guarantor shall not assign, sublet, mortgage, hypothecate or alter any of the Collateral or any interest in this Security Agreement, nor shall Guarantor remove any of the Collateral from the specified place of Collateral location, without the prior written consent of Secured Party, and any attempt so to assign, sublet, mortgage, hypothecate, alter or remove any of the Collateral without the prior written consent of the Secured Party shall be void and without effect.

        b). Guarantor will not, without the prior written consent of Secured Party, affix or install any accessory, equipment, or device on any Collateral if such addition will impair the originally intended function or use of any such Collateral or its value in place. Guarantor agrees that each Item of Collateral shall prior to its installation be personal property under applicable law. Guarantor agrees to take such action as shall be required by Secured Party from time to time to protect the rights and interests of Secured Party in each such Item. Guarantor will not, without the prior written consent of Secured Party and subject to such conditions as Secured Party may impose for its protection, affix or install any Collateral to or in any other personal property. Secured Party and Guarantor agree that each Item of Collateral and every part thereof is severed from any real property and, even if physically attached to any real property, it is the intention of Secured Party and Guarantor that such Item



                i.      shall retain the character of personal property,

                ii.     shall be removable,

                iii. shall be treated as personal property with respect to the rights of all persons and entities,

                iv.     shall not become part of any real property, and

                v. by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with any real property.

Guarantor represents that it has not entered into, and agrees that it will not enter into, any agreement or other arrangement which prohibits or restricts in any manner the right of Secured Party or Guarantor to sever Items of Collateral from the real property on which they are located, to sever Items of Collateral from any other equipment or personal property to which such Items are attached or to remove Items of Collateral from the place where they are then located.

7.      MAINTENANCE AND SERVICE:

        a) Items of Collateral shall be used only in the manner for which they were designed and intended and Guarantor will at its sole expense at all times maintain Collateral in good operating order, repair, condition and appearance and keep Collateral protected from the elements, ordinary wear and tear excepted. Guarantor shall, if at any time requested to do so by Secured Party, affix in a prominent position on each Item of Collateral plates, tags or other identifying labels showing the interest of Secured Party in the Collateral. Guarantor will, at all times, operate and maintain each Item of Collateral in accordance with

                        i. the standards applied by Guarantor with respect to similar equipment owned or leased by it and

                        ii. prudent operating and maintenance standards and manufacturer's requirements. Guarantor will not use or operate any Item of Collateral in violation of applicable laws and regulations (including all applicable environmental and occupational safety laws).

        b) Any alterations or modifications with respect to Collateral that may at any time prior to full repayment of the Indebtedness secured hereby be required to comply with any applicable law or any governmental rule or regulation shall be made by Guarantor as required and at the sole expense of Guarantor.

8.      REPORTS:

        a) Guarantor agrees that Secured Party shall not be responsible for any loss or damage to Guarantor, its customers or any other third parties caused by the Collateral, any failure thereof or defect therein, or otherwise. Nevertheless, Guarantor will immediately notify Secured Party of each accident arising out of any alleged or apparent improper manufacturing, functioning or operation of any Collateral, the time, place and nature of the accident and damage, the names and addresses of parties involved, persons injured, witnesses and owners of property damaged, and such other information as may be known, and promptly advise Secured Party of all correspondence, papers, notices and documents whatsoever received by Guarantor in connection with any claim or demand involving or relating to improper manufacturing, operation or functioning of any Collateral or charging Secured Party with liability;



        b) Guarantor will notify Secured Party in writing within ten (10) days after any day in which any Lien shall attach to any Collateral not expressly permitted hereby of the full particulars thereof and of the then location of such Collateral on such day;

        c) Guarantor will notify Secured Party forthwith in writing of the location of any Collateral moved by Guarantor from the place where delivered to Guarantor or from the location specified in this Security Agreement or any subsequent agreement executed by the parties and Guarantor will not change or discontinue its place or places of business and/or residence and/or name;

        d) Guarantor will within ninety (90) days of the close of each of its fiscal years deliver to Secured Party Guarantor's balance sheet and profit and loss statement prepared in accordance with generally accepted accounting principles and, to the extent available, certified to by a recognized firm of certified public accountants. Guarantor will deliver to Secured Party, within sixty (60) days of the close of each of its fiscal quarters, Guarantor's quarterly financial report (which shall be in reasonable detail) prepared in accordance with generally accepted accounting principles and certified to by the chief financial officer of Guarantor; and



        e) Guarantor will permit Secured Party to inspect and examine Collateral at such times and from time to time during normal business hours as Secured Party may wish (and at such other times as may be mutually agreeable) and without any requirement for advance notice, provided that such examination and inspection shall not unreasonably interfere with Guarantor's normal business operations.

9.      RISK OF LOSS:

        a) Guarantor is solely responsible for the entire risk of use and operation, and for each and every cause or hazard, and all loss and damage to any and all Collateral whether arising through operation or otherwise. In the event of damage to any Item of Collateral, Guarantor, at its cost and expense, shall promptly repair the Item, restoring it to its previous condition or the condition in which it was required to be assuming Guarantor had met all its obligations for maintenance of the Collateral. Upon the occurrence of an Event of Loss (defined below) with respect to any Item, Guarantor shall prepay to Secured Party an amount of Indebtedness under the Note relating to the Schedule hereto in which such Item is described equal to the sum of

                i. all interest theretofore accruing, and unpaid thereon, with respect to such Item, plus

                ii. the unpaid principal balance of the Note with respect such item, plus

                iii. an amount equal to two (2%) percent of the unpaid principal balance of the Note with respect to such Item.

Provided Guarantor is not in breach or default of this Security Agreement, any proceeds of insurance received by Secured Party with respect to any such loss shall be paid to Guarantor to the extent necessary to reimburse Guarantor costs incurred and paid by Guarantor in repairing damaged Equipment or as a credit against total amount payable by Guarantor with respect to the Collateral involved, as the case may be, all as provided in this Security Agreement.

        (b) For the Purpose hereof "Event of Loss" shall mean, with respect to any Item of Collateral, if such Item is

                i. destroyed, condemned, irreparably damaged or damaged beyond economic repair,

                ii. requisitioned for use by a governmental entity for an indefinite period or stated period extending beyond a period in excess of ninety (90) consecutive days or the final installment payment date stated on the applicable Note, whichever is earlier,

                iii. the subject of an insurance settlement with respect to such Item of Collateral on the basis of a constructive total loss,

                iv. stolen or lost and not recovered within thirty (30) days,

                v. the subject of a condemnation or requisition of title by a governmental entity, or

                vi. prohibited by applicable law from being used by Guarantor for a period of ninety (90) consecutive days or the final installment payment date on the applicable Note, whichever is earlier.

10.     INSURANCE:

        (a) Guarantor, at its own cost and expense shall obtain, or shall cause Borrower, at Borrower's own cost and expense, to (i) maintain and keep the Collateral insured against all risks of loss or damage from every cause whatsoever in an amount not less than the greater of actual cash value or the aggregate amount of all unpaid Indebtedness as at any time, without deductible and without co-insurance (except as Secured Party may approve in writing) and (ii) obtain and maintain, until repayment in full of the Indebtedness public liability insurance covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use or operation of the Collateral in an amount of at least $1,000,000, or in such greater amounts as Secured Party may from time to time require. Secured Party shall be the sole named loss-payee with respect to damage or loss to the Collateral and shall be a named additional insured on the public liability insurance. All insurance shall be with insurers and in form satisfactory to Secured Party; shall provide for at least thirty (30) days advance written notice to Secured Party before any cancellation or material modification thereof; shall waive any claim for premium against Secured Party; and shall not be invalidated or the insurer's liability to or for or on behalf of Secured Party be diminished or affected by any breach of warranty or representation or other act or omission of the Guarantor. Guarantor shall deliver to Secured Party the original policy or policies of insurance, certificates of insurance or other evidence satisfactory to Secured Party evidencing the insurance required hereby along with proof satisfactory to Secured Party of the payment of the premium therefor. Secured Party may, at its option, apply proceeds of insurance, in whole or in part, to (A) repair or replace Collateral or any portion thereof, or (B) satisfy any obligation of Guarantor to Secured Party hereunder.



        (b) Secured Party is authorized, but under no duty, to obtain such insurance upon failure of the Guarantor to do so. Guarantor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Guarantor hereby irrevocably appoints the Secured Party as attorney-in-fact, coupled with an interest, for the Guarantor in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Indebtedness.

11. INDEMNIFICATION: Guarantor hereby agrees to indemnify, save and keep harmless Secured Party, its agents, employees, successors and assigns, from and against any and all losses, damages (including indirect, special or consequential), penalties, injuries, claims, actions and suits including, without limitation, legal expenses, of whatsoever kind and nature (including, without limitation, costs and expenses incurred by Secured Party in defending claims or suits brought against it by Guarantor in violation of or contrary to the provisions of this Security Agreement), in contract or tort, including, but in no way limited to, Secured Party's strict liability in tort, unless and except to the extent Secured Party's gross negligence or willful misconduct is the proximate cause of any such loss, damage, penalty, injury claim, action, or suit, and Guarantor shall at its own expense defend any and all such actions, arising out of the selection, modification, purchase, ownership, acceptance or rejection of any Item of Collateral and the delivery, possession, maintenance, use, condition (including, without limitation, latent and other defects, whether or not discoverable by Secured Party or Guarantor, and any claim for patent, trademark or copyright infringement), or operation of any Item of Collateral by whomsoever used or operated or arising out of or resulting from the condition of any Item of Collateral sold or disposed of after use by Guarantor, any lessee, sublessee or employees of Guarantor. The indemnities and assumptions of liability herein provided for shall continue in full force and effect notwithstanding the termination of this Security Agreement whether by expiration of time, operation or law or otherwise. GUARANTOR AGREES THAT SECURED PARTY SHALL NOT BE LIABLE TO GUARANTOR FOR ANY CLAIM CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OF ANY ITEM OF COLLATERAL FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE SOLE RISK AND RESPONSIBILITY OF GUARANTOR.

12. DEFAULT; REMEDIES: If any of the following (herein an "Event of Default") shall occur:

        (a) Borrower shall default in the payment of Indebtedness to Secured Party or in making any other payment hereunder or under any Note when due, and such default shall continue for a period of ten
                (10) days without its cure by Borrower, or Guarantor shall default in the payment or performance of any of its obligations under the Guaranty after demand is made by Secured Party under the Guaranty, or

        (b) Guarantor shall default in the payment when due of any obligations of Guarantor, whether or not to Secured Party, arising independently of this Security Agreement or any Note, and such default shall continue for a period of ten (10) days without its cure by Guarantor, or

        (c) Guarantor shall default in the performance of any other covenant contained herein or in the Guaranty or any other document entered into in connection with this Security Agreement and such default shall continue for five (5) days after written notice thereof to Guarantor by Secured Party, or

        (d) Guarantor shall breach any of its insurance obligations under paragraph 10 hereof,

        (e) any representation or warranty made by Guarantor in this Security Agreement or any other documents entered into in connection with this Security Agreement shall prove to be incorrect in any material respect when any such representation or warranty was made or given, or

        (f) Guarantor shall become insolvent or make an assignment for the benefit of creditors, or

        (g) Guarantor shall apply for or consent to the appointment of a receiver, trustee or liquidator for a substantial part of its property or such receiver, trustee or liquidator is appointed without the application or consent of Guarantor, or

        (h) a petition shall be filed by or against Guarantor under the Federal bankruptcy laws (including, without limitation, a petition for reorganization, arrangement or extension) or under any other insolvency law or law providing for the relief of debtors, or

        (i) Secured Party shall deem the Collateral or the Indebtedness insecure, or

        (j) there is, without the prior consent of Secured Party, a change in control (defined to be a change in the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Guarantor, whether through the ownership of voting securities, by contract or otherwise), or

        (k) there is a material adverse change (defined to be a decrease of at least one-third (1/3) of net worth, as determined in accordance with generally accepted accounting principles) in Guarantor's or any guarantor's financial condition, or

        (l) there occurs any Event of Default under the Borrower Security Agreement or a breach, event of default, or default, however such terms are defined (but after giving any applicable grace and/or notice of opportunity to cure period, if any, provided thereunder) under the Loan Documents;

then, to the extent permitted by applicable law, Secured Party shall have the right to exercise any one or more of the following remedies one or more times:

        A) declare this Security Agreement in default, such declaration being applicable to all Schedules hereunder except as specifically excepted by Secured Party;

        B) declare the entire amount of unpaid total Indebtedness immediately due and payable;

        C) declare due and payable in addition to any unpaid Indebtedness due on or before Secured Party declares this Security Agreement in default, as liquidated damages for loss of a bargain and not as a penalty, an amount calculated in accordance with the provisions of paragraph 9 as though the Collateral had suffered an Event of Loss, as of the date that Secured Party declares this Security Agreement in default;

        D) declare due and payable the amount of any indemnification hereunder if then determinable, with interest as provided herein;

        E) upon notice to any lessees or sublessees permitted pursuant to paragraph 6(a) to obtain and retain all rentals thereafter due, paid and/or payable;

        F) without demand or legal process enter into premises where the Collateral may be found and take possession of and remove the same, whereupon all rights of Guarantor in the Collateral shall terminate absolutely, and either

                        (i) retain all prior payments of Indebtedness and sell the Collateral at public or private sale, with or without notice to Guarantor, with or without having the Collateral at the sale, at which sale Secured Party may purchase all or any of the Collateral, the proceeds of such sale, less expenses of retaking, storage, repairing and reselling, and reasonable attorneys' fees incurred by Secured Party, to be applied to the payment of the unpaid total Indebtedness, Guarantor remaining liable for the balance of said unpaid total Indebtedness, and any surplus thereafter remaining to be for the account of Guarantor (except as otherwise provided under applicable law) or

                        (ii) retain the Collateral and all prior payments of Indebtedness, in satisfaction of the remaining unpaid Indebtedness;

        G) pursue any other remedy then available to Secured Party at law or in equity. Guarantor hereby covenants and agrees to notify Secured Party immediately of the occurrence of any default specified in this paragraph 12.

13. REMEDIES CUMULATIVE: Time of performance of Guarantor's obligations hereunder is of the essence. All remedies of Secured Party hereunder are cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy to the exclusion of any other remedy or to preclude the exercise of any other remedy at any other time. Failure on the part of the Secured Party to exercise, or delay in exercising, any right or remedy hereunder or Secured Party's failure at any time to restrict performance by Guarantor of any of the provisions hereof shall not operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

14. ASSIGNMENT: Guarantor acknowledges, and understands that Secured Party may assign this Security Agreement, any Schedule or Certificate or any Note to a bank or any other lending institution or any other person, organization or agency, and Guarantor shall

        (a)     recognize any such assignment,

        (b)     accept the lawful demands of such assignee,

        (c)     surrender assigned Collateral only to such assignee,

        (d) pay all Indebtedness payable hereunder and do any and all things required of Guarantor hereunder, notwithstanding any default of the Secured Party or the existence of any claim, defense or offset between Guarantor and Secured Party, and

        (e) not require any assignee of the Security Agreement to perform any duty, covenant or condition required to be performed by Secured Party under the terms of this Security Agreement provided that Secured Party shall remain liable for such performance. The obligations of Guarantor shall not be subject, as against any such assignee or transferee, to any defense, set-off or counterclaim available to Guarantor against Secured Party and any such defense, set-off or counterclaim may be asserted only against Secured Party.

15.     FILINGS:

        (a) Guarantor agrees to execute any instrument or instruments necessary or expedient for filing, recording, perfecting, or notifying of the interest of Secured Party upon request of, and as determined by, Secured Party. Guarantor hereby specifically authorizes Secured Party to file financing statements not signed by Guarantor or to execute same for and on behalf of Guarantor as Guarantor's agent and attorney-in-fact, irrevocably and coupled with an interest, for such purposes. A carbon, photographic or other reproduction of the Security Agreement or a financing statement shall be sufficient as a financing statement for filing purposes.



        (b) Without limiting the foregoing paragraph (a), Guarantor hereby acknowledges and agrees that the normal practice of Secured Party is to electronically file financing statements through computerized filing services such as Lexis Document Services ("Filing Service"). The Filing Service pursuant to a Power of Attorney delivered by Secured Party will execute the financing statements (whether one or more as applicable) on behalf of both Guarantor (and Secured Party where applicable or where desired by Secured Party as not all states require execution of Secured Party on financing statements). The names of Guarantor and Secured Party, addresses, and collateral description on the computerized financing statement filings shall be the same as on the financing statements executed by Guarantor but the format and spacing may vary in non-material ways. Guarantor acknowledges that the original financing statements executed by Guarantor shall be retained in the collateral files of Secured Party but may be filed by Secured Party should it deem it necessary. In connection with the foregoing process, Guarantor hereby authorizes and appoints Secured Party and the applicable Filing Service as Guarantor's agent and attorney-in-fact, irrevocably and coupled with an interest for the execution and filing of the financing statements and fully acknowledges and agrees and has initialed this paragraph as additional affirmation as to the full enforceability of this power of attorney for such purposes.



                     GUARANTOR ___________

                                  INT.

16.     NOTES:

    (a) Upon written notice by Secured Party to Guarantor that Secured Party intends to transfer any Note, Guarantor shall, in exchange for the Note to be transferred, promptly execute a new note in the amount of the exchanged Note, naming the transferee as payee thereunder, and deliver to same to such transferee.

    (b) If any Note shall become mutilated or shall be destroyed, lost or stolen,

        Guarantor shall, upon the written request of payee under of such Note, execute and deliver in replacement thereof, the new Note payable in the same amount and dated the same date as the Note so mutilated, destroyed, lost or stolen.

17.     MISCELLANEOUS:

    (a) In case of failure of Guarantor to comply with any provision of this Security Agreement, Secured Party shall have the right, but shall not be obligated, to effect such compliance in whole or in part, and all moneys spent and expenses and obligations incurred or assumed by Secured Party in effecting such compliance (including but not limited to, attorneys' fees and costs incurred in attempting to effect compliance against Guarantor and/or others) shall constitute additional Indebtedness hereby secured due to Secured Party five (5) days after the date Secured Party sends notice to Guarantor requesting payment. Secured Party's effecting such compliance shall not be waiver of Guarantor's default. Interest on any payments made by Secured Party hereunder on amounts due after Secured Party declares default under paragraph 12 and interest on any overdue payment under paragraph 11 shall be at the default rate prescribed in the Note, (or, if there is more than one Note, at the highest among the default rates prescribed in such Notes), but not to exceed the maximum lawful rate. Any provisions in this Security Agreement, any Schedule hereto or Certificate in respect hereof which are in conflict with any statute, law or rule applicable shall be deemed omitted, modified or altered to conform thereto.



    (b) If any provision of this Security Agreement shall contravene or be invalid under applicable law or regulation (including federal law and regulation), such contravention or invalidity shall not affect the entire Security Agreement, the provisions held to be invalid to be deemed deleted or modified and the Security Agreement interpreted and construed as though such invalid provision or provisions were not part hereof or conformed thereto.

    (c) Secured Party may give notice to Guarantor or make a request of Guarantor by depositing such notice or request in the U.S. mail, first class postage prepaid, addressed to the Guarantor at its address above, an address furnished by Guarantor to Secured Party, a mailing address of Guarantor or a place of business of Guarantor. All notices required to be given by Guarantor hereunder shall be deemed adequately given if sent by registered or certified mail to Secured Party at the address of Secured Party stated herein, or at such other place as Secured Party may designate to Guarantor in writing.



    (d) This Security Agreement, any addendum hereto attached and signed by Secured Party and Guarantor, any Schedule hereto and any Certificate in respect hereof, constitute the entire agreement of the parties with respect to the subject matter hereof. THIS SECURITY AGREEMENT, ANY VARIATION OR MODIFICATION OF THIS SECURITY AGREEMENT, ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS AND ALL SCHEDULES SHALL NOT BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED OFFICER OR MANAGER OF SECURED PARTY.

    (e) GUARANTOR WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATION HERETO

    (f) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES

    (g) GUARANTOR SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT AND APPELLATE COURTS FROM ANY THEREOF; CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND AGREES THAT SERVICE MAY BE MADE ON GUARANTOR IN ANY SUCH PROCEEDING BY DELIVERING A COPY OF PROCESS TO GUARANTOR AT GUARANTOR'S ABOVE ADDRESS, SUCH SERVICE TO BE EFFECTIVE UPON RECEIPT.



    (h) This Security Agreement supplements and is in addition to the Borrower Security Agreement, and it shall not, and is not in anyway meant to, limit, impair, replace, or in anyway negate any of the obligations of Borrower under the Security Agreement, it being understood that the obligations of

        Guarantor as to the Collateral and the representations, warranties, covenants, and agreements set forth hereunder are joint and several with the Borrower's obligations. All rights and remedies as to both parties shall be cumulative, and exercise of one or more remedies as to one party shall in no way limit the exercise of one or more remedies against the other party.


        IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

                                            Sea View Restaurants, Inc.
                                            dba: Gladstones 4 Fish
                                            as Guarantor

                                            By: /s/ Samuel E. Chilakos
                                               ---------------------------------
                                            Printed Name: Samuel E. Chilakos
                                                         -----------------------
                                            Title:  Vice President, Finance
                                                  ------------------------------
        Affix Corporate Seal here

                                            Attest/Witness:

                                            By: /s/ Martin Sniewski
                                               ---------------------------------
                                            Printed Name: Martin Sniewski
                                                         -----------------------
                                            Title:
                                                  ------------------------------

LYON CREDIT CORPORATION
as Secured Party

By: /s/ Stephen B. Peterson
   ---------------------------------
Printed Name: Stephen B. Peterson
             -----------------------
Title: Assistant Vice President
      ------------------------------